UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 11, 2009

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33473	62-1407522
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Melbourne Towers, 1511 Third Avenue, Suite 788, Seattle, WA

(Address of principal executive offices)

98101

(Zip Code)

206-621-9888

Registrant’s telephone number, including area code

N/A

(Former name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company”, “Company” or “HQS” refer to HQ Sustainable Maritime Industries, Inc., a Delaware corporation.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2009, HQ Sustainable Maritime Industries, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”) for the sale of 1,225,000 shares of the Company’s common stock, par value $0.001 per share, for a public offering price of $8.50 per share, less discounts and commissions of $0.6375 per share. Under the terms of the Underwriting Agreement, the Company has granted the Underwriter an option to purchase up to an additional 183,750 shares of common stock on the same terms within 30 days from the date of the Underwriting Agreement to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-155048) previously filed with the Securities and Exchange Commission. The Company expects to close the offering and sale of the 1,225,000 shares of its common stock on June 17, 2009.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the actual Underwriting Agreement, which is filed as an exhibit hereto.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a free writing prospectus, which the Company filed with the Securities and Exchange Commission on June 12, 2009 pursuant to Rule 433 of the Securities Act of 1933, as amended. The free writing prospectus is incorporated herein by reference.

The information under Item 7.01 in this Current Report on Form 8-K, including the exhibits hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information under Item 7.01 in this Current Report is not intended to, and does not, constitute a determination by the Company that the information under Item 7.01 in this Current Report on Form 8-K is complete or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated June 11, 2009 between the Company and Roth Capital Partners, LLC.

5.1	Opinion of Joseph Emas regarding the validity of certain securities.

99.1	Free writing prospectus filed by HQ Sustainable Maritime Industries, Inc. on June 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2009

HQ SUSTAINABLE MARITIME INDUSTRIES, INC.

By:	/s/ Norbert Sporns
Name: Title:	Norbert Sporns Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated June 11, 2009 between the Company and Roth Capital Partners, LLC.

5.1	Opinion of Joseph Emas regarding the validity of certain securities.

99.1	Free writing prospectus filed by HQ Sustainable Maritime Industries, Inc. on June 12, 2009.

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